                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 18, 1999



                          The Williams Companies, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                      1-4174                 73-0569878
            --------                      ------                 ----------
         (State or other               (Commission           (I.R.S. Employer
         jurisdiction of                File Number)        Identification No.)
         incorporation)



       One Williams Center, Tulsa, Oklahoma                     74172
       ------------------------------------                     -----
     (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

Item 5.    Other Events.

         The Board of Directors of The Williams Companies, Inc., (the
"Company") has authorized the merger of Williams Holdings of Delaware, Inc., a wholly owned subsidiary of the Company, with and into the Company and the assumption by the Company of liabilities and obligations of Williams Holdings of Delaware, Inc. Management expects the merger to be completed in the second or third quarter of 1999.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE WILLIAMS COMPANIES, INC.




Date: March 24, 1999                  /s/ SHAWNA L. GEHRES
                                      -------------------------------
                                      Name:  Shawna L. Gehres
                                      Title:   Secretary



                                       2